UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 11, 2008
                                                         -----------------

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                 55-0755271
-----------------------------     ---------------------     --------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                  15238
------------------------------------------------                ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events
           ------------

     On December 11, 2008, the Board of Directors of Portec Rail Products, Inc. (the "Company") approved a Rule 10b5-1 trading plan between Director Philip Cline and his broker, Hilliard-Lyons, to purchase shares of the Company's common stock in the open market at prevailing market prices during 2009. Mr. Cline had been purchasing through a previously adopted Rule 10b5-1 trading plan, which is scheduled to expire, and is adopting a new plan to serve as a continuation thereof.

     Under his new Rule 10b5-1 trading plan, Mr. Cline contemplates purchasing an aggregate of 3,600 shares of common stock over the course of the next year, with purchases of 300 shares being made on first business day of each month. The transactions under this new Rule 10b5-1 trading plan will commence on January 1, 2009, and the actual purchases will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. The Form 4 filings will also be posted on the Company's investor relations Web site. The Rule 10b5-1 trading plan shall be effective until the earliest of (i) written notice of termination by Mr. Cline to Hilliard-Lyons; (ii) the death of Mr. Cline; (iii) written notice of termination by the Company to Hilliard-Lyons, if the Company determines that any trade contemplated thereunder shall result in a violation of the applicable securities laws or have an adverse effect on the Company; or (iv) December 31, 2009.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)        Financial statements of businesses acquired. Not Applicable.

(b)        Pro forma financial information. Not Applicable.

(c)        Shell company transactions: Not Applicable.

(d)        Exhibits. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PORTEC RAIL PRODUCTS, INC.



DATE: December 16, 2008                     By: /s/ John N. Pesarsick
                                                --------------------------------
                                                John N. Pesarsick
                                                Chief Financial Officer